STATE STREET VARIABLE INSURANCE SERIES FUNDS INC.

State Street Income V.I.S. Fund

(the “Fund”)

Supplement dated March 14, 2019 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2018,

each as may be supplemented and/or revised from time to time

•	Effective immediately, the Prospectus and Summary Prospectus are revised as follows:

The fifth paragraph of the section entitled “Principal Investment Strategies” on page 19 of the Prospectus and on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund also may invest up to 20% of its net assets in high yield securities (also known as “junk bonds”) and, to a lesser extent, in asset-backed securities, foreign (non-U.S.) and emerging market debt securities and equity securities. The Fund may also invest in exchange-traded products (“ETPs”) that provide exposure to such investments, including ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services. High yield securities are those rated BB+ through B- by S&P Global Ratings (“S&P”) or Ba1 through B3 by Moody’s Investor Services, Inc. (“Moody’s”) or below or of similar quality. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

The section entitled “Principal Risks” on page 19 of the Prospectus and on page 2 of the Summary Prospectus is revised to reflect that the Fund is subject to the following additional principal risk:

Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.

The section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings - More on Risks” on p. 39 of the Prospectus is revised to reflect that the Fund is subject to the following additional principal risk:

Risk of Investment in Other Pools. When the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected. The Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of the Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by the Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest the Fund’s assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.

•	Effective immediately, the SAI is revised as follows:

Item 2 of the sub-section entitled “Non-Fundamental Investment Restrictions - for all Funds other than the Small-Cap Equity Fund and Real Estate Securities Fund (Except as Otherwise Noted)” in the section entitled “Investment Restrictions” on page 55 of the SAI is deleted in its entirety and replaced with the following:

2.    Each Fund, other than the Total Return Fund and the Income Fund, may not purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund’s assets would be invested in any one investment company, or more than a total of 10% of the Fund’s assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer’s commission or profit, other than customary broker’s commission, is involved, and so long as immediately thereafter not more than 10% of such Fund’s total assets, taken at market value, would be invested in such securities. These limitations also do not apply to investments by the Funds in money market funds as permitted under the 1940 Act and the rules thereunder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE